UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4215

DREYFUS GNMA FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	4/30

Date of reporting period:	4/30/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus GNMA Fund, Inc.

ANNUAL REPORT April 30, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund's Expenses
7	Comparing Your Fund's Expenses
With Those of Other Funds
8	Statement of Investments
12	Statement of Financial Futures
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Important Tax Information
27	Information About the Review and Approval
of the Fund's Management Agreement
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus GNMA Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus GNMA Fund, Inc., covering the 12-month period from May 1, 2005, through April 30, 2006.

Since June 2004, the Federal Reserve Board (the "Fed") has attempted to manage U.S. economic growth and forestall potential inflation by gradually raising short-term interest rates. Recently, Fed Chairman Ben Bernanke suggested that the Fed may soon pause to assess current economic data and evaluate the impact of its credit tightening campaign. In our view, the Fed's efforts so far have largely been successful: the economy has grown at a moderate pace, the unemployment rate has dropped to multi-year lows, corporate profits have risen, and inflation has remained low despite volatile energy prices.

However, the U.S. bond market is more likely to be influenced not by what the Fed already has accomplished, but by investors' expectations of what is to come, including the Fed's decision to increase interest rates further, maintain them at current levels or reduce them to stimulate future growth. We believe that this decision will depend largely on the outlook for core inflation in 2007.The Fed probably can stand pat as long as it expects inflation to remain subdued. But if inflationary pressures build in an expanding economy, the Fed may choose to resume tightening later this year. As always, we urge you to discuss with your financial advisor the potential implications of these possibilities on your investments.

For information about how the fund performed, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund's portfolio manager.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation May 15, 2006

DISCUSSION OF FUND PERFORMANCE

Robert Bayston, Portfolio Manager

Note to Shareholders: Effective April 19, 2006, Robert Baytson replaced Marc Seidner as the primary portfolio manager of the fund. Mr. Bayston has been a portfolio manager of the fund since January 2005.

How did Dreyfus GNMA Fund, Inc. perform relative to its benchmark?

For the 12-month period ended April 30, 2006, the fund achieved a total return of 0.89% and distributed aggregate income dividends totaling $0.60 per share.1 The Lehman Brothers GNMA Index (the "Index"), the fund's benchmark, achieved a total return of 1.65% for the same period.2

After demonstrating remarkable resilience during most of the Federal Reserve Board's (the "Fed") credit-tightening campaign, longer-term bond yields began to rise, and their prices fell during the reporting period as investors became more concerned about potential inflationary pressures in the strong U.S. economy.The fund's return was lower than that of its benchmark, primarily due to fund fees and expenses to which the Index is not subject.

What is the fund's investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the fund invests at least 80% of its assets in Government National Mortgage Association ("GNMA" or "Ginnie Mae") securities.The remainder may be allocated to other mortgage-related securities, including U.S. government agency securities and privately issued mortgage-backed securities, as well as to asset-backed securities, U.S.Treasuries and repurchase agreements.

What other factors influenced the fund's performance?

As it has since June 2004, the Fed continued its effort to forestall inflationary pressures by raising short-term interest rates eight times

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

during the reporting period, driving the overnight federal funds rate to 4.75% by the end of April. During much of the Fed's credit-tightening campaign, longer-term fixed-income securities held up remarkably well, primarily due to investors' low inflation expectations and robust demand from overseas investors. As a result, the difference between shorter- and longer-term bond yields narrowed considerably. Indeed, at times during the reporting period, shorter-term rates exceeded longer-term yields of U.S. Treasury securities, a phenomenon known as an "inverted yield curve."

During the second half of the reporting period, however, longer-term yields generally began to rise more sharply, due in part to mixed economic and employment data, which put pressure on bond prices, in particular long-term U.S. Treasuries. Conversely, mortgage-backed securities fared somewhat better in this rising-rate environment due to unusually low levels of market volatility and a decline in mortgage refinancing activity.

In the midst of the Fed's credit-tightening campaign, the fund maintained a relatively short average duration for much of the reporting period. At first, this position limited the fund's ability to participate in strength related to the stability of longer-term bond yields and prices. Later in the reporting period, when longer-term bond yields began to rise, the fund's short duration stance contributed positively to relative performance, effectively sheltering the fund from the full brunt of market weakness among longer-term securities.

In addition, the fund benefited for much of the reporting period from our "barbell" yield curve strategy, which de-emphasized bonds with five- to 10-year maturities in favor of securities at the short and long ends of the market's maturity range. This strategy helped the fund participate more fully in principal gains as yield differences narrowed. We began to move away from this strategy in January 2006, enabling the fund to limit the effects of weakness among longer-term bonds later in the reporting period.

Within the GNMA securities market, we generally de-emphasized traditional mortgage pass-through securities, which we regarded as fully valued, in favor of what we believed to be more suitable alternatives in this environment, such as GNMA project loans and to a lesser extent, Treasury Inflation Protected Securities.This security selection strategy helped boost the fund's income contribution to its total return.

What is the fund's current strategy?

Although the Fed raised short-term interest rates for the sixteenth consecutive time on May 10, recent Fed statements have indicated that future decisions will rely heavily on economic data and will be much less measured. However, many investors feel an end to the Fed's rate-hike campaign is in sight, and accordingly, we have begun to position the fund for the next phase of the credit cycle, including focusing more intently on holdings in the middle of the fund's maturity range in anticipation of wider yield differences between shorter- and longer-term securities. In addition, we intend to maintain an average duration which is neutral to that of its benchmark, in order to help the fund withstand the full brunt of heightened volatility if the U.S. economy proves to be stronger than expected and the Fed raises short-term interest rates more than most analysts currently expect. In our judgment, these are prudent strategies in today's changing market environment.

May 15, 2006

[1] Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement with the fund's distributor, Dreyfus Service Corporation, in effect until such time as said agreement is amended, modified or terminated. Had these expenses not been absorbed, the fund's return would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers GNMA Index is an unmanaged, total return performance benchmark for the GNMA market consisting of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns	as of 4/30/06
		1 Year	5 Years	10 Years

Fund		0.89%	4.24%	5.35%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus GNMA Fund, Inc. on 4/30/96 to a $10,000 investment made in the Lehman Brothers GNMA Index (the "Index") on that date. All dividends and capital gain distributions are reinvested.
The fund invests primarily in Ginnie Maes and its performance shown in the line graph takes into account all applicable fees and expenses. Unlike the fund, the Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed-rate GNMA securities. All issues have at least one year to maturity and an outstanding par value of at least $100 million.The Index does not take into account charges, fees and other expenses.
These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

U N D E R S TA N D I N G YO U R F U N D ' S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus GNMA Fund, Inc. from November 1, 2005 to April 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2006

Expenses paid per $1,000 †	$ 3.98
Ending value (after expenses)	$1,006.50

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2006

Expenses paid per $1,000 †	$ 4.01
Ending value (after expenses)	$1,020.83

† Expenses are equal to the fund's annualized expense ratio of .80%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS April 30, 2006
	Coupon	Maturity	Principal
Bonds and Notes—99.7%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans—1.2%
Equivantage Home Equity Loan
Trust, Ser. 1997-1, Cl. A4	7.78	3/25/28	1,140,317	1,137,455
Federal National Mortgage
Association: Whole Loan,
Ser. 2001-W1, Cl. AF6	6.90	7/25/31	3,917,583	3,907,420
GE Capital Mortgage Services,
Ser. 1999-HE1, Cl. A7	6.27	4/25/29	3,462,303	3,467,254
Long Beach Asset,
Ser. 2004-6, Cl. N1	4.50	11/25/34	444,015 [a]	443,365
				8,955,494
Residential Mortgage
Pass-Through Ctfs.—3.2%
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2002-35, Cl. 1A5	5.00	2/25/18	1,960,684	1,895,813
First Horizon Alternative Mortgage
Securities, Ser. 2004-FA1,
Cl. 1A1	6.25	10/25/34	7,023,643	7,030,949
GSR Mortgage Loan Trust II,
Ser. 2004-12, Cl. 2A2	3.55	12/25/34	9,181,962	9,029,412
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	2,225,000	2,151,375
Ocwen Residential MBS,
Ser. 1998-R1, Cl. B1	7.00	10/25/40	4,872,897 [a]	4,916,837
				25,024,386
U.S. Government Agencies/
Mortgage-Backed—93.5%
Federal Home Loan Mortgage Corp.:
5.00%, 3/1/20			1,309,356	1,273,755
Stripped Security, Interest
Only Class, Ser. 2630,
Cl. IE, 5.00%, 12/15/25			2,989,900 [b]	438,439
Federal National Mortgage Association:
5.50%			21,050,000 [c]	20,444,813
6.00%			41,250,000 [c]	41,726,850
REMIC, Trust, Gtd.
Pass-Through Ctfs.,
Ser. 2003-49, Cl. JE,
3.00%, 4/25/33			1,770,848	1,549,894

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
REMIC, Trust, Gtd.
Pass-Through Ctfs.,
Ser. 2004-58, Cl. LJ,
5.00%, 7/25/34	5,068,340	5,019,278
Government National Mortgage Association I:
5.00%	137,385,000 [c]	131,673,906
6.00%	6,250,000 [c]	6,275,375
5.00%, 5/15/33—7/15/34	7,769,045	7,453,931
5.50%, 6/15/20—9/15/35	176,798,075	173,751,880
6.00%, 10/15/19—9/15/34	38,437,354	38,649,980
6.50%, 9/15/08—6/15/32	7,304,087	7,457,827
7.00%, 11/15/22—12/15/22	21,406	22,215
7.50%, 12/15/06—5/15/26	8,826,874	9,262,709
8.00%, 4/15/08—12/15/22	4,002,170	4,233,430
8.50%, 7/15/08—12/15/22	3,303,424	3,560,286
9.00%, 1/15/19—12/15/22	2,545,834	2,751,043
9.50%, 3/15/18—11/15/24	627,640	691,896
Ser. 2005-34, Cl. A, 3.96%,
9/16/21	3,311,669	3,221,460
Ser. 2005-50, Cl. A, 4.02%,
10/16/26	5,069,995	4,908,371
Ser. 2005-29, Cl. A, 4.02%,
7/16/27	3,297,354	3,179,177
Ser. 2005-42, Cl. A, 4.05%,
7/16/20	8,174,360	7,949,123
Ser. 2006-5, Cl. A, 4.24%,
7/16/29	10,370,863	10,026,382
Ser. 2005-52, Cl. A, 4.29%,
1/16/30	2,552,589	2,480,632
Ser. 2005-59, Cl. A, 4.39%,
5/16/23	3,047,990	2,976,789
Ser. 2005-32, Cl. B, 4.39%,
8/16/30	3,500,000	3,399,060
Government National Mortgage Association II:
5.50%	8,578,000 [c]	8,386,335
4.38%, 2/20/27—6/20/32	6,395,410 [d]	6,401,226
4.50%, 7/20/30—1/20/34	12,317,818 [d]	12,325,678
4.75%, 9/20/27	14,258 [d]	14,340
5.00%, 9/20/33—1/20/36	60,089,789	57,314,442
5.50%, 1/20/34—1/20/36	71,621,745	70,053,947

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association II (continued):
6.00%, 12/20/28—2/20/36	45,616,393	45,676,741
6.50%, 5/20/31—7/20/31	1,362,003	1,390,088
7.00%, 4/20/24—4/20/32	14,595,058	15,003,315
7.50%, 9/20/30	223,455	232,741
9.50%, 9/20/17—2/20/25	170,849	187,101
Ser. 2004-39, Cl. LC,
5.50%, 12/20/29	4,260,000	4,237,232
		715,601,687
U.S. Treasury Inflation Protected Securities—1.6%
1.63%, 1/15/15	13,282,493 [e,f]	12,524,781
U.S. Treasury Notes—.2%
4.00%, 6/15/09	1,500,000 [g]	1,462,020
Total Bonds and Notes
(cost $778,487,216)		763,568,368

Other Investment—.4%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $3,515,000)	3,515,000 [h]	3,515,000

	Principal
Short-Term Investments—27.0%	Amount ($)	Value ($)

Agency Discount Notes—.0%
Federal National Mortgage
Association, 4.65%, 6/7/06	150,000 [g]	149,283
U.S. Treasury Bills—27.0%
4.22%, 6/22/06	40,000,000	39,737,600
4.40%, 5/4/06	10,000,000	9,996,300
4.51%, 6/15/06	30,000,000	29,830,500
4.52%, 5/18/06	120,000,000	119,749,200
4.54%, 5/11/06	7,000,000	6,991,460
		206,305,060
Total Short-Term Investments
(cost $206,444,598)		206,454,343

Investment of Cash Collateral
for Securities Loaned—1.2%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $8,801,611)	8,801,611 [h]	8,801,611

Total Investments (cost $997,248,425)	128.3%	982,339,322
Liabilities, Less Cash and Receivables	(28.3%)	(216,794,761)
Net Assets	100.0%	765,544,561

[a] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, these securities amounted to $5,360,202 or .7% of net assets.
[b] Notional face amount shown.
[c] Purchased on a forward commitment basis.
[d] Variable rate security—interest rate subject to periodic change.
[e] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[f] A portion of this security is on loan. At April 30, 2006, the total market value of the fund's security on loan is
$11,970,413 and the total market value of the collateral held by the fund is $12,162,050, consisting of cash collateral of $8,801,611, Letters of Credit of $172,439 and U.S. Government and Agency securities valued at
$3,188,000.
[g] Fully or partially held by a broker as collateral for open financial futures positions.
[h] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

U.S. Government Agencies/		Asset/Mortgage-Backed	4.4
Mortgage-Backed Securities	93.5	U.S. Government	1.8
Short-Term/		Futures	.0
Money Market Investments	28.6		128.3

† Based on net assets. See notes to financial statements.

The Fund 11

STATEMENT OF FINANCIAL FUTURES April 30, 2006
		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2006 ($)

Financial Futures Long
U.S. Treasury 5 Year Notes	30	3,124,688	June 2006	(2,813)
U.S. Treasury 10 Year Notes	72	7,601,625	June 2006	(146,250)
				(149,063)

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES April 30, 2006
	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
value at $11,970,413)—Note 1(b):
Unaffiliated issuers	984,931,814	970,022,711
Affiliated issuers	12,316,611	12,316,611
Cash		112,197
Receivable for investment securities sold		41,830,078
Dividends and interest receivable		3,143,759
Receivable for futures variation margin—Note 4		17,063
Receivable for shares of Common Stock subscribed		16,134
Prepaid expenses		36,591
		1,027,495,144

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		497,255
Payable for investment securities purchased		251,191,728
Liability for securities loaned—Note 1(b)		8,801,611
Payable for shares of Common Stock redeemed		1,265,094
Accrued expenses		194,895
		261,950,583

Net Assets ($)		765,544,561

Composition of Net Assets ($):
Paid-in capital		825,849,960
Accumulated undistributed investment income—net		2,960,105
Accumulated net realized gain (loss) on investments		(48,207,338)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($149,063) net unrealized
(depreciation) on financial futures]		(15,058,166)

Net Assets ($)		765,544,561

Shares Outstanding
(1.1 billion shares of $.001 par value Common Stock authorized)		53,890,587
Net Asset Value, offering and redemption price per share ($)		14.21

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended April 30, 2006
Investment Income ($):
Income:
Interest	36,846,505
Dividends;
Affiliated issuers	222,499
Income from securities lending	2,413
Total Income	37,071,417
Expenses:
Management fee—Note 3(a)	4,966,181
Service plan and prospectus fees—Note 3(b)	1,185,898
Shareholder servicing costs—Note 3(b)	700,016
Custodian fees—Note 3(b)	132,577
Professional fees	83,868
Directors' fees and expenses—Note 3(c)	39,204
Registration fees	22,730
Shareholders' reports	21,442
Miscellaneous	125,670
Total Expenses	7,277,586
Less—reduction in management fee
due to undertaking—Note 3(a)	(702,239)
Net Expenses	6,575,347
Investment Income—Net	30,496,070

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(4,481,618)
Net realized gain (loss) on financial futures	812,624
Net realized gain (loss) on options transactions	95,082
Net Realized Gain (Loss)	(3,573,912)
Net unrealized appreciation (depreciation) on investments
(including $4,617 net unrealized appreciation on financial futures)	(18,619,644)
Net Realized and Unrealized Gain (Loss) on Investments	(22,193,556)
Net Increase in Net Assets Resulting from Operations	8,302,514

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2006	2005

Operations ($):
Investment income—net	30,496,070	31,382,395
Net realized gain (loss) on investments	(3,573,912)	(11,751,304)
Net unrealized appreciation
(depreciation) on investments	(18,619,644)	18,616,729
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,302,514	38,247,820

Dividends to Shareholders from ($):
Investment income—net	(34,330,120)	(37,997,878)

Capital Stock Transactions ($):
Net proceeds from shares sold	37,940,255	63,842,446
Dividends reinvested	27,993,716	30,796,662
Cost of shares redeemed	(145,775,731)	(172,921,996)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(79,841,760)	(78,282,888)
Total Increase (Decrease) in Net Assets	(105,869,366)	(78,032,946)

Net Assets ($):
Beginning of Period	871,413,927	949,446,873
End of Period	765,544,561	871,413,927
Undistributed investment income—net	2,960,105	2,400,440

Capital Share Transactions (Shares):
Shares sold	2,616,660	4,357,044
Shares issued for dividends reinvested	1,934,973	2,106,113
Shares redeemed	(10,074,552)	(11,813,678)
Net Increase (Decrease) in Shares Outstanding	(5,522,919)	(5,350,521)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a] Based on average shares outstanding at each month end.
[b] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2006,
April 30, 2005 and April 30, 2004, were 108.38%, 127.81% and 207.20%, respectively.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus GNMA Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company.The fund's investment objective is to seek to maximize total return consisting of capital appreciation and current income.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S.Treasury Bills), financial futures and options transactions) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund's policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On April 28, 2006, the Board of Directors declared a cash dividend of $.053 per share from undistributed investment income-net, payable on May 1, 2006 (ex-dividend date) to shareholders of record as of the close of business on April 28, 2006.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

At April 30, 2006 the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,933,554, accumulated capital losses $43,740,427 and unrealized depreciation $14,888,558. In addition, the fund had $4,609,967 of capital losses realized after October 31, 2005, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to April 30, 2006. If not applied, $6,916,020 of the carryover expires in fiscal 2007, $8,326,405 expires in fiscal 2008, $1,913,534 expires in fiscal 2009, $5,873,545 expires in fiscal 2012, $4,287,914 expires in fiscal 2013 and $16,423,009 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2006 and April 30, 2005, were as follows: ordinary income $34,330,120 and $37,997,878, respectively.

During the period ended April 30, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage backed securities and treasury inflation protected securities, the fund increased accumulated undistributed investment income-net by $4,393,715, decreased net realized gain (loss) on investments by $4,401,999 and increased paid-in capital by $8,284. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes,including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended April 30,2006,the fund did not borrow under either line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund's average daily net assets and is payable monthly.The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess.The Manager has undertaken from May 1, 2005 through April 30, 2006, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses, excluding expenses as noted above, do not exceed .80%.The expense reimbursement, pursuant to the undertaking, amounted to $702,239 during the period ended April 30, 2006.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts and for advertising and marketing relating to the fund.The Plan provides for payments to be made at an aggregate annual rate not to exceed .20% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or ..005% of the value of the fund's average daily net assets for any full fiscal year. During the period ended April 30, 2006, the fund was charged $1,185,898 pursuant to the Plan.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2006, the fund was charged $423,748 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2006, the fund was charged $132,577 pursuant to the custody agreement.

During the period ended April 30, 2006, the fund was charged $3,814 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $381,479, Rule 12b-1 distribution plan fees $89,012, custodian fees $42,160, chief compliance officer fees $1,284, transfer agency per account fees $67,909, which are offset against an expense reimbursement currently in effect in the amount of $84,589.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options, during the period ended April 30, 2006, amounted to $3,191,117,532 and $3,248,098,763, respectively, of which $2,312,514,240 in purchases and $2,315,286,118 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against change in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

In addition, the following table summarizes the fund's call/put options written during the period ended April 30, 2006:

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2006, are set forth in the Statement of Financial Futures.

At April 30, 2006, the cost of investments for federal income tax purposes was $997,400,319; accordingly, accumulated net unrealized depreciation on investments was $14,888,558, consisting of $2,242,605 gross unrealized appreciation and $17,131,163 gross unrealized depreciation.

NOTE 5—Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers.This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security.The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk. During the period ended April 30, 2006, the fund did not enter into reverse repurchase agreements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus GNMA Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus GNMA Fund, Inc., including the statements of investments and financial futures, as of April 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of April 30, 2006 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus GNMA Fund, Inc. at April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York June 5, 2006

The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended April 30, 2006 as qualifying "interest related dividends."

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund's Board of Directors held on April 18, 2006, the Board considered the re-approval for an annual period of the fund's Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager's representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund's distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities.The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Management Fee, Expense Ratio, and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund's management fee and

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

expense ratio with a group of comparable funds (the "Expense Group") and with a broader group of funds (the "Expense Universe") that were selected by Lipper. Included in these reports were comparisons of contractual and actual management fee rates, total operating expenses, and yield and total return performance. The Manager furnished these reports to the Board along with a description of the methodology Lipper used to select the Expense Group and Expense Universe.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended February 28, 2006. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund's contractual and actual management fee each was in the fourth quintile (the first quintile reflecting the lowest fees and expense ratios) among its Expense Group and Expense Universe and that the fund's total expense ratio was in the second quintile among the Expense Group and the third quintile among the Expense Universe. The Board further noted that the fund's actual total expense ratio was lower than the median of the Expense Group.The Board considered that the fund's total expense ratio reflected the Manager's voluntary undertaking to limit the fund's annual total expense ratio to .80% through April 30, 2006. Representatives of the Manager advised the Board that the undertaking would expire on April 30th and that, absent the undertaking, the Fund's current total expense ratio would approximate the Expense Group median.

The Board members also reviewed the reports prepared by Lipper that presented the fund's performance and placed significant emphasis on comparisons of income and total return performance among groups of funds (the "Performance Group" and the "Performance Universe") that were composed of the same funds included in the Expense Group and Expense Universe. The Board noted that the fund achieved a range of second, third, or fourth quintile rankings (the first quintile being the highest performance) among its Performance Group and Performance Universe on a total return basis for the 1-, 2-, 3-, 4-, 5-, and 10-year time periods.The Board further noted that the fund out-

performed its Performance Group median, and ranked in the second quintile among its Performance Group, on a total return basis for the 1-year period. On a yield performance basis, the Board noted that the fund achieved an array of second, third, or fourth quintile rankings among its Performance Group and Performance Universe for the 1-, 2-, 3-, 4-, 5-, and 10-year time periods.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates reported in the same Lipper category as the fund (the "Similar Funds"), and explained the nature of the Similar Funds and any differences, from the Manager's perspective, in providing services to the Similar Funds as compared to the fund.The Manager's representatives also reviewed the costs associated with distribution through inter-mediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the Manager's performance, and the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds, to evaluate the appropriateness and reasonableness of the fund's management fee.The Board acknowledged that one of the two Similar Funds paid a slightly lower management fee than the fund and that such fee rate seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager's approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the decline in fund assets from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the fund's overall performance and generally superior service levels provided. The Board also noted the Manager's absorption of certain expenses of the fund over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund's overall performance.

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative performance and expense and advisory fee information (including that the voluntary undertaking would expire after April 30, 2006), costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as provides certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 185
———————
David W. Burke (70)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 79
———————
Gordon J. Davis (64)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 23

Joni Evans (64)
Board Member (1985)
Principal Occupation During Past 5 Years:
• Principal, Joni Evans Ltd.
• Senior Vice President of the William Morris Agency (2005)
No. of Portfolios for which Board Member Serves: 15
———————
Arnold S. Hiatt (78)
Board Member (1985)
Principal Occupation During Past 5 Years:
• Chairman of The Stride Rite Charitable Foundation
Other Board Memberships and Affiliations:
• Isabella Stewart Gardner Museum,Trustee
• John Merck Fund, a charitable trust,Trustee
• Business for Social Responsibility, Director
• The A.M. Fund,Trustee
No. of Portfolios for which Board Member Serves: 15
———————
Burton N. Wallack (55)
Board Member (1991)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 15

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Samuel Chase, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000. Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000. Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005. Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005. Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001. Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002. Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005. Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005. Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005. Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 201 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002. Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 197 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 35

NOTES

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0265AR0406

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,447 in 2005 and $53,892 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,725 in 2005 and $5,122 in 2006. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $4,073 in 2005 and $3,474 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,439 in 2005 and $1,404 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $686,197 in 2005 and $718,507 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS GNMA FUND, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	June 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	June 30, 2006

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	June 30, 2006

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)